UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 10, 2021

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings Corp.

Item 5.07Submission of Matters to a Vote of the Security Holders.

On August 13, 2021 the holders of a majority of the voting power of Bakhu Holdings, Corp., a Nevada corporation (“Bakhu,” or “the Company”) by written consent without a meeting, in accordance with the Nevada Revised Statutes, ratified and approved the adoption of the Company’s 2020 Long-Term Incentive Plan (the “2020 Plan”) by the Board of Directors on September 22, 2020.

The 2020 Plan was adopted by our Board of Directors to attract and retain the best available officers, directors, employees, advisors, and consultants, to provide services to the Corporation, and to provide the method whereby officers, directors, vital employees, advisors and consultants to the Corporation may be offered compensation and incentives to promote increased personal involvement in and to advance the interest and success of the Corporation. There are reserved 20,000,000 shares of the Company’s authorized and unissued common stock for issuance under the 2020 Plan;

The requisite vote was obtained through the written consent of stockholders Cell Science Holding Ltd., Inter-M Traders FZ LLE, Mentone Ltd. and the OZ Corporation, as the record owners of 1,424,376,207 voting shares (i.e., 94.74%).

On August 20, 2021, in conjunction with the action by written consent of such stockholders, the Company filed an Information Statement on Schedule 14C which was mailed to our stockholders on such date, to notify our stockholders of such action.   The ratification of the 2020 Plan became effective on September 10, 2021 (i.e. 21 days after the Information Statement was mailed to the stockholders).

The foregoing summary descriptions of the 2020 Plan and actions taken by the written consent stockholders is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text of the Information Statement filed by the Company on August 20, 2021, and 2020 Plan attached as Appendix A to the Information Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.

Date: October 5, 2021	/S/ Teddy C. Scott
By: Teddy C. Scott Its: President and Chief Executive Officer (Principal Executive Officer)